Exhibit 99.1

C o m p a n y P r e s e n t a t i o n SEP'18 Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver OFFICE BROUGHT TO LIFE

Focused strategy Proven execution High-quality portfolio WHY TIER? Significant value creation opportunities Flexible balance sheet Experienced management team Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver

AL THIRD + SHO Delivering 2018 33

Targeted Approach Focus + Strategy Experience + Innovation Service + Sustainability Seven Target Growth Markets High-growth, demand-driven markets Value Creation Proven track record in publicly-traded real estate companies TIER ONE Property Services Unparalleled customer service & operational excellence Amenity-rich, high-density submarkets – TIER1 submarkets Successful history of investing & creating value in target markets Operating & developing to highest sustainability standards High-quality, Class A office properties Ability to complete complex transactions A leader in BOMA 360 designations Emphasis on LIVE.WORK.PLAY environments Demonstrated path toward long-term value creation Significant LEED & Energy Star certifications 4 Bank of America Plaza, Charlotte Domain 11 & 12, Austin (Rendering) Legacy Union One, Dallas

DOMAIN 11 & 12 Delivering 2018 & 2019 55

Seven Target Growth Markets

TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth



Nashville
CBD
West End
The Gulch
Denver
CBD / LoDo
Platte River
Cherry Creek
Charlotte
Uptown
SouthPark
Austin
CBD
The Domain
Southwest
Atlanta
Midtown
Buckhead
Houston
Westchase
The Galleria
Katy Freeway West
Dallas
Preston Center
Plano Legacy
Uptown
Target growth market
Current market location

TIER REIT

6

Target Market Dynamics[1]

Nashville

- AllianceBernstein relocating over 1,000 jobs from NYC to Nashville
- Over 200 companies have relocated or expanded here in the past two years

Denver

- Colorado ranked fifth best state for business
- Robust economy and outdoor activities lure a young, educated workforce

Charlotte

- Third largest banking center in U.S.
- North Carolina ranked ninth best state for business

Our markets attract the evolving workforce and offer a more favorable business climate

Austin

- Largest U.S. tech hub per capita outside Silicon Valley, in the best ranked state for business
- Facebook, Amazon, Google, Indeed, Oracle and Apple have tripled occupied square footage since 2011

Atlanta

- Georgia ranked seventh best state for business
- Overall asking rents increased 18 of 19 past quarters, reaching historic highs

Dallas

- Major corporate expansions include State Farm, Toyota, Liberty Mutual, JPMorgan and Charles Schwab
- Business costs 20% lower than core coastal markets

Houston

- Energy capital of the world with 20 Fortune 500 companies
- Fastest growing metro population in U.S. since 2000

TIER REIT

[1] State business rankings according to "America's Top States for Business 2018" by CNBC; additional market data according to CoStar, JLL and Forbes

7

Proven Execution1 $33.9 35 30 ~$352mm invested 25 Value Creation 9%+ cash development yield 20 15 10 $205mm estimated value creation 5 0 2018 2019 2020 2021 2022 1 Estimated stabilized Cash NOI and value created, assuming a 5.5% exit capitalization rate less actual or budgeted development costs, at ownership share during the development period; e.g., Domain 8 estimated stabilized cash NOI excludes 50% remaining interest subsequently acquired 8 Est. Development Cash NOI $mm Domain 8 Third + Shoal Domain 11 Domain 12 Delivery of Core & Shell 2Q'17 3Q'18 4Q'18 4Q’19 % Leased 100% 99% 98% 100% Cost at Ownership % $42.2 $74.0 $114.2 $121.4 Estimated Stabilized Cash NOI $4.7 $8.1 $10.9 $10.9 Estimated Value Created $15.7 $28.2 $83.7 $77.5 $29.9 $17.7 $5.0 $2.5

Future development • property Operating property & future development facebook.

High-Quality Portfolio Approximately 97% of NOI derived from our high-growth, demand-driven target markets1 Other 3% Additional Quality Indicators1 ~45% of NOI from properties constructed since 2012 Nashville 2% Charlotte 12% NOI by Market1 Enviable roster of investment-grade tenants Houston 12% Austin 53% Weighted average lease life of 6.4 years Dallas 18% 1 June 30, 2018 operating portfolio GAAP NOI pro forma for Domain 8, Third + Shoal, Domain 11, and Domain 12 at stabilization and ownership share; and planned disposition of Eldridge Place 11 Domain 3 Interior Third + Shoal

THE DOMAIN 2 3 d d 11 d 12 d 4 d 9 d 8 D d G d d 7 d 10 d Operating / in-process development property d d Future development property Operating property & future redevelopment d Rendering 1122

Significant Value Creation: Austin Domain 9 & 10 Development TIER's Opportunity at The Domain (K SF) 4,000 Opportunity to create ~$2.14 to $2.74/share of incremental value1 3,000 Value Creation 2,000 Cash on cash yield of ~8.5%+ 1 1,000 0 1 Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs 13 Domain 10 (Rendering) Domain 9 (Rendering) 2,000 1,000 600 Domain 9 & 10 630

Significant Value Creation: Austin Domain D & G Development TIER's Opportunity at The Domain (K SF) 4,000 Currently a 5.5 acre parking lot 3,000 Value Creation 2,000 Opportunity to build scale & develop office adjacent to Domain 4 site 1,000 0 14 Conceptual Rendering Conceptual Rendering 2,000 1,000 Domain D & G 600 Domain 9 & 10 630

Significant Value Creation: Austin Domain Point Redevelopment TIER's Opportunity at The Domain (K SF) 4,000 Covered land play on approximately 9.5 acres 3,000 Value Creation 2,000 Opportunity to urbanize Domain Point as a mixed-use redevelopment 1,000 0 15 Domain Point Domain Point 2 2,000 Domain Point 1,000 Domain D & G 600 Domain 9 & 10 630

Significant Value Creation: Austin Domain 3 & 4 Redevelopment TIER's Opportunity at The Domain (K SF) 4,000 Covered land play on approximately 9 acres 3,000 Value Creation 2,000 Opportunity to increase density & bring additional mixed-use to the heart of The Domain 1,000 0 16 Conceptual Rendering Domain 4 Site Conceptual Rendering Domain 4 Site Domain 3 & 4 2,000 Domain Point 1,000 Domain D & G 600 Domain 9 & 10 630

DOMAIN REDEVELOPMENT Conceptual Rendering Domain D, G & 41177

Significant Value Creation: Dallas

Legacy Union Two & Three Development


Legacy Union Two & Three (Rendering)


Legacy Union Three (Rendering)

Opportunity to create ~$1.58 to $1.86/share of incremental value[1]


Value Creation
NAV + Dividend

Cash on cash yield of ~8.5%+[1]

TIER's Opportunity at Legacy Union (K SF)


600
500
400
300
200
100
0
Legacy Union Three
300
Legacy Union Two
300

TIER REIT

[1] Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs

18

Acquired 2015 & 2017 Rendering 1199

Flexible Balance Sheet1 Capital structure as of 6.30.18 ($mm) Debt Maturities ($mm) 350 34% 300 Total estimated enterprise value: $2,198 250 66% 200 150 100 50 0 20182019 2020 2021 2022 Thereafter Total net liquidity of $328mm 1 Data shown as of 6.30.18 pro forma for ~$130mm of proceeds raised through 9.4.18 on our ATM Programs, the repayment of the $89.7mm Domain 8 loan during 3Q'18, and the disposition of Fifth Third Center on 8.27.18; we anticipate the final impact of Fifth Third Center to reduce 3Q'18 FFO, excluding certain items, by approximately ($0.6mm) 2 Estimated equity value is based on common stock, restricted stock, and restricted stock units outstanding multiplied by third-party NAV of ~$27 per share 20 Mortgage Debt$ 164 Unsecured term loan & revolver608 Cash(26) Total net debt$ 746 Estimated equity value21,452 Total est. enterprise value$ 2,198 $300 $308 Mortgage debt Unsecured bank debt $98 $66 $0$0$0

Experienced Management Team Significant real estate & public company experience spanning 30+ years Scott Fordham Chief Executive Officer & Director Dallas Lucas President & Chief Operating Officer Bill Reister EVP & Chief Investment Officer Jim Sharp Chief Financial Officer & Treasurer Heath Johnson Managing Director Asset Management Scott McLaughlin Senior Vice President Investor Relations Our team is 100% committed to optimizing the value of TIER’s common stock through execution of our strategic plan or pursuing other strategic alternatives, including public or private execution 21

Austin Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 Top-tier market with a highly educated workforce combined with pro-business government policy 9.1% Class A vacancy, down from 9.7% in prior year YoY: 5.3% Class A rent growth / 0.9mm SF net absorption 2Q’18: 1.4% Class A rent growth / <0.1mm SF net absorption 3.6mm SF under construction, ~67% pre-leased Five-year forecast of 1.0% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q’18 22 The Terrace Third+Shoal Domain 7 Third + Shoal The Terrace The Domain

Dallas-Fort Worth Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 DFW’s diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists 17.3% Class A vacancy, down from 17.5% in prior year YoY: 1.5% Class A rent growth / 5.1mm SF net absorption 2Q’18: 0.6% Class A rent compression / 0.1mm SF net absorption 4.9mm SF under construction, ~63% pre-leased Five-year forecast of 2.0% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q’18 23 Legacy Union 5950 Sherry Lane Burnett Plaza Burnett Plaza 5950 Sherry Lane Legacy Union

Houston


Eldridge Place
BriarLake Plaza
Houston

Office-Using Employment & Population Growth[1]


Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Houston Office-Using Employment Growth
National Office-Using Employment Growth
Houston Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


BriarLake Plaza


Eldridge Place

Market Commentary[1]

Leasing activity showing signs of improvement, but inventory of available space remains substantial

26.0% Class A vacancy, up from 24.0% in prior year

YoY: 3.3% Class A rent compression / (2.0mm) SF net absorption

2Q'18: 1.8% Class A rent compression / (0.5mm) SF net absorption

Sublease inventory of 9.9mm SF as of 2Q'18

1.9mm SF under construction, ~54% pre-leased

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'18

24

Charlotte Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub 12.1% Class A vacancy, up from 8.7% in prior year YoY: 5.0% Class A rent growth / 0.9mm SF net absorption 2Q’18: 1.3% Class A rent growth / <0.1mm SF net absorption 1.6mm SF under construction, ~72% pre-leased Five-year forecast of 2.7% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q’18 for the Charlotte CBD 25 Bank of America Plaza Bank of America Plaza

Nashville



Plaza at MetroCenter
Nashville
EAST NASHVILLE
NORTH NASHVILLE
LOCKELAND SPRINGS
Tennessee State University
The Parthenon
MUSIC ROW
THE GULCH
SYLVAN PARK

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Nashville Office-Using Employment Growth
National Office-Using Employment Growth
Nashville Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot



Plaza at MetroCenter

Market Commentary[1]

Nashville's economic diversity, mix of private and public industry, and low costs of business fuel office demand

8.5% Class A vacancy, up from 6.0% in prior year

YoY: 0.6% Class A rent compression / 1.2mm SF net absorption

2Q'18: 0.5% Class A rent growth / <0.1mm SF net absorption

2.0mm SF under construction, ~31% pre-leased

Five-year forecast of 0.9% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'18

26

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” "will," “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “would,” “could,” “should,” “objectives,” “strategies,” “opportunities,” “goals,” “position,” “future,” “vision,” “mission,” “strive,” “project” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our most recent Form 10-K, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

Focused strategy Proven execution INVESTMENT RATIONALE High-quality portfolio Significant value creation opportunities Flexible balance sheet ir@tierreit.com www.tierreit.com 972.483.2400 Experienced management team Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver